Exhibit 10.3(b)

AMENDMENT NO. 01

Dated  December 30, 2011

TO

that certain Loan and Security Agreement No. 1991

dated as of March 21, 2011, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”) and

KYTHERA BIOPHARMACEUTICALS, INC.   (“Borrower”).

WHEREAS,  Borrower and Lender have previously entered into the Agreement;

WHEREAS,  Borrower has requested that Lender modify certain terms of its existing term loan financing under the Agreement;

WHEREAS, Lender has agreed to do so under the Agreement, subject to all of the terms and conditions hereof and of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following amendments and modifications:

I.             Section 1.1 of the Agreement, the following definitions shall be deleted in their entirety and replaced with the following:

“Commitment Fee” means (i) $15,000 paid in conjunction with the original Agreement and (ii) $5,000 paid in conjunction with Amendment 01.

“Commitment Termination Date” means the earliest to occur of (i) (a) August 1, 2012 if Borrower has not drawn at least $5,000,000 by such date or (b) December 1, 2012; (ii) at Lender’s discretion, any Event of Default; (iii) the date on which Keith Leonard ceases to serve as President and Chief Executive Officer of Borrower; (iv) the date on which Versant Ventures, Prospect Venture Partners, ARCH Venture Partners, or JAFCO Life Science cease to have a representative on Borrower’s Board of Directors; or (v) the date on which the Borrower ceases to be in the business of developing novel therapeutics for aesthetic medicine.

“Note” means a Secured Promissory Note in the form attached hereto as Exhibit B-1.

“Warrant” means the Warrant in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form of Exhibit C to the Agreement, as amended by the Warrant Amendment and the New Warrant.

II.            Section 1.1 of the Agreement, the following definitions shall be added:

“Amendment 01”  means Amendment No. 01 to the Agreement between Borrower and Lender dated as of December 30, 2011.

“New Warrant “ means the warrant in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form attached hereto as  Exhibit C-1.

“Warrant Amendment” means the form attached hereto as Exhibit C-2 which shall amend the Warrant between Borrower and Lender dated March 21, 2011.

III.          Section 7 of the Agreement, Sections 7.2 and 7.3 shall be deleted and replaced with the following:

7.2          Extraordinary Transactions.  Enter into any transaction not in the ordinary course of Borrower’s business, including the sale, lease, license or other disposition of its assets, other than (i) sales of inventory in the ordinary course of Borrower’s business; (ii) licenses of Borrower’s Intellectual Property entered into in the ordinary course of business; (iii) dispositions of worn out or obsolete equipment; (iv) investments in Subsidiaries in the ordinary course of business and only to the extent necessary to fund such Subsidiary’s ordinary course of operations; (v) other transactions otherwise permitted in this Article 7; and (vi) an initial public offering of the Borrower’s shares.

7.3          Restructure.  Make any material change in Borrower’s or any Subsidiary’s financial structure or business operations (other than through the sale of preferred stock to equity investors or an initial public offering of the Borrower’s shares); create any new Subsidiaries not in accordance with Section 6.9; or suspend operation of Borrower’s business.

IV.          Section 8 of the Agreement, Section 8.12 shall be deleted and replaced with the following:

8.12       Merger, Sale or Change of Control.  The occurrence of (i) a merger of Borrower with another entity (whether or not the Borrower is the “surviving entity”) whereby the shareholders of Borrower immediately prior to such merger own less than 50% of the outstanding voting securities of Borrower immediately after such merger; (ii) the sale (in one or a series of related transactions) of all or substantially all of Borrower’s assets; or (iii) any transaction (or series of related transactions) other than a transaction that is a bona fide equity financing with the primary purpose of raising capital for Borrower, whereby the shareholders of Borrower immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Borrower immediately after such transaction(s),  and such acquirer or resulting entity (including, Borrower, if Borrower is the resulting or surviving entity) fails to either: (a) pay off the Obligations in cash at the closing of the acquisition, merger or sale or (b) provide an unconditional, unlimited guaranty or reaffirmation of the Obligations in form and substance satisfactory to Lender and is of a credit quality acceptable to Lender.  The provisions of this Section 8.12 shall not apply to an initial public offering of Borrower’s shares.

V.            Conditions Precedent to the effectiveness of Amendment 01:

The obligation of Lender to enter into this Amendment 01 is subject to the performance and fulfillment of each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion:

1.                                      (a)                                 This Amendment 01 shall have been duly executed and delivered by Borrower.

2.                                      (b)                                 Borrower shall have duly executed and delivered the New Warrant.

3.                                      (c)                                  Borrower shall have duly executed and delivered the Warrant Amendment.

4.

5.                                                                                      (d)                                 Without limiting the foregoing or Lender’s rights or Borrower’s Obligations under the Agreement, such consents, including the approvals of Borrower’s board of directors, amendments, filings, recordations, or other documents from any persons or entities necessary to maintain the perfection and priority of Lender’s security interest in the Collateral as originally configured, in form and substance satisfactory to Lender in its sole discretion, shall have been delivered by Borrower to Lender.

6.                                                                                      (e)                                  A good standing certificate from Borrower’s state of incorporation or formation and the states in which Borrowers maintain a place of business, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state (to the extent available as of the date hereof), each dated as of a recent date shall have been delivered to Lender.

(f)                                   All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of Agreement, Amendment 01, and the other Loan Documents shall have been delivered to Lender.

VI.          Additional Terms and Conditions

(a)                                 Further Conditions.  The following are conditions precedent to Lender’s obligations hereunder,:

(i)                                     Borrower shall deliver an Incumbency Certificate attached hereto as Exhibit E-1, certified by responsible officers of Borrower, and attachments thereto including the resolutions adopted by Borrower’s board of directors authorizing the execution and delivery of this Amendment 01 and the other documents referred to in this Amendment 01 and the performance by Borrower of its obligations under such documents.

(ii)                                  Borrower shall execute and deliver all other documents, as Lender shall have reasonably requested prior to the execution by Borrower and Lender of this Amendment 01.

(iii)                               Borrower shall agree to promptly pay all Lender’s Expenses for the preparation and negotiation of this Amendment 01 when requested.

(b)                                 Representations and Warranties of Borrower. Borrower reaffirms that the representations and warranties made to Lender in the Agreement are true and correct in all material respects as of the date hereof (other than representations and warranties made on a specific date, in which case such representations and warranties shall be true and correct in all material respects as of the date made) as though fully set forth herein. Borrower further warrants and represents, as a significant material inducement to Lender to enter hereinto, that: (i) no Events of Default have occurred that have not been disclosed to Lender by Borrower in writing and all previously disclosed Events of Default have been cured; (ii) it is not and has no reason to believe it may be named as a party to any judicial or administrative proceeding, litigation or arbitration, and has not received any communication from any person or entity (whether private or governmental) threatening or indicating the same, except as previously disclosed to Lender in writing; (iii) it is in full compliance with Section 7.10 of the Agreement; and (iv) the information provided on the attached Disclosure Schedule is complete and accurate.

(c)                                  No Control.  Borrower warrants and represents, as a significant material inducement to Lender to enter hereinto, that none of Lender nor any affiliate, officer, director, employee, agent, or attorney of Lender, have at any time, from Borrower’s date of formation through to the date hereof, (i) exercised management or other control over the Borrower, (ii) exercised undue influence over Borrower or any of its officers, employees or directors, (iii) made any representation or warranty, express or implied, to any party on behalf of Borrower, (iv) entered into any joint venture, agency relationship, employment relationship, or partnership with Borrower, (v) directed or instructed Borrower on the manner, method, amount, or identity of payee of any payment made to any creditor of Borrower, and further, Borrower warrants and represents that by entering hereinto Lender has not, is not and will not have engaged in any of the foregoing.

VII.         Integration Clause.  This Amendment 01 and the Agreement (as amended by this Amendment 01) represents and documents the entirety of the agreement and understanding of the parties hereto with respect to its subject matter.  All prior understandings, whether oral or written, other than the Loan Documents, are hereby merged hereinto.  NONE OF THE AGREEMENT OR THIS AMENDMENT 01 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY LENDER AND BORROWER.  Each provision hereof shall be severable from every other provision when determining its legal enforceability such that Lender’s rights and remedies under this Amendment 01 and the Agreement may be enforced to the maximum extent permitted under applicable law.  This Amendment 01 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns.  This Amendment 01 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document.  No provision of any other document between Lender and Borrower shall limit the effectiveness hereof or the rights and remedies of Lender against Borrower.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

KYTHERA BIOPHARMACEUTICALS, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	/s/ Keith R. Leonard, Jr.	By:	LIGHTHOUSE MANAGEMENT
PARTNERS VI, L.L.C., its general partner
Name:	Keith R. Leonard, Jr.

Title:	President & CEO	By:	/s/ Ryan Turner

		Name:	Ryan Turner

		Title:	Managing Director

EXHIBIT B-1

[                    ]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this “Note”) is made                         , 20    , by KYTHERA BIOPHARMACEUTICALS, INC. (“Borrower”) in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (collectively with its assigns, “Lender”).   Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 1991 between Borrower and Lender dated March 21, 2011 (the “Loan Agreement”).

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 3555 Alameda de las Pulgas, Suite 200, Menlo Park, CA 94025, or such other place as Lender may from time to time designate (“Lender’s Office”), the principal sum of $                       (the “Advance”), including interest on the unpaid balance and all other amounts due or to become due hereunder according to the terms hereof and of the Loan Agreement.

“Basic Rate” a per annum rate of interest equal to (i) 11.5% during the Interest Only Period and (ii) 8.5% on and after the Loan Commencement Date.

“Final Payment” means 6% of the Advance.

“Loan Commencement Date” means               .[means the first business day of the calendar month following the 6 month anniversary of the Funding Date.]

“Maturity Date” means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

“Payment Date” means the first day of each calendar month.

“Prepayment Fee” means (i) 3% of the outstanding principal amount being prepaid for any prepayment made in 2011 or 2012; (ii) 2% of the outstanding principal amount being prepaid for any prepayment made in 2013; and (iii) 1% of the outstanding principal amount being prepaid for any prepayment made thereafter.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 30 calendar months.

1.             Repayment.  Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note.  Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month.  Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate.  On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2.             Interest.  Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender’s option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed prior to the Loan Commencement Date and on a 360-day year and 30 day month on and after the Loan Commencement Date.  All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender’s discretion and as provided in the Loan Agreement.

3.             Voluntary Prepayment.  Borrower may prepay the Note if and only if Borrower pays to Lender (i) the outstanding principal amount of this Note and any unpaid accrued interest, (ii) the Final Payment, (iii) the Prepayment

Fee, provided, however, the Prepayment Fee shall not apply if the Note is refinanced with Indebtedness issued by Lender or an affiliate of Lender, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

4.             Collateral.  This Note is secured by the Collateral.

5.             Waivers.  Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6.             Choice of Law; Venue.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.   EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.  BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.  EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7.             Miscellaneous.  THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER.  Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability.  Sections and subsections are titled for convenience, and not for construction.  “Hereof,” “herein,” “hereunder,” and similar words refer to this Note in its entirety.  “Or” is not necessarily exclusive.  “Including” is not limiting.  The terms and conditions hereof inure to the benefit of and are binding upon the parties’ respective permitted successors and assigns.  This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:

Title:

EXHIBIT C-1

NEW WARRANT

(See Exhibit 4.5)

EXHIBIT C-2

WARRANT AMENDMENT

(See Exhibit 4.4)

EXHIBIT E-1

INCUMBENCY CERTIFICATE

The undersigned, John W. Smither, hereby certifies that:

1.                                      He/She is the duly elected and acting Chief Financial Officer of KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”).

2.                                      That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

Keith Leonard	President & Chief Executive Officer

John W. Smither	Chief Financial Officer

3.                                      Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4.                                      Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5.                                      Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of an amendment to the loan facility with Lighthouse Capital Partners VI, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on December 30, 2011.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	John W. Smither

Title:	Chief Financial Officer

I, the President and Chief Executive Officer of the Company, do hereby certify that John W. Smither is the duly qualified, elected and acting Chief Financial Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on December 30, 2011.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	Keith Leonard

Title:	President and Chief Executive Officer

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
Account Number 1 (ACH Account)	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054 XXXXX XXXXX XXXXX	Contact Name: Phone: Fax: E-mail:	Wendi Krabel XXXXX XXXXX XXXXX

Account Number 2	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	JP Morgan Chase Bank 1 Chase Manhattan Plaze, Floor 18, NY1-A306 New York, NY 10005-1401 XXXXX XXXXX US $ - Operating Dev Fund XXXXX	Contact Name: Phone: Fax: E-mail:	Mark Sims XXXXX XXXXX XXXXX

Account Number 3	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	JP Morgan Chase Bank 125 London Wall London EC27 SAJ XXXXX XXXXX XXXXX	Contact Name: Phone: Fax: E-mail:	Mark Sims XXXXX XXXXX .XXXXX

Account Number 4	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	SVB Asset Management 555 Mission Street,Suite 900 San Francisco, CA 94105 XXXXX XXXXX	Contact Name: Phone: Fax: E-mail: or Contact Name: Phone: Fax: E-mail:	Ninh Chung XXXXX XXXXX XXXXX Judy Lee XXXXX XXXXX XXXXX

PERMITTED LIENS

EXISTING LIENS                                     Lender’s Lien under the Agreement.

SUBSIDIARIES

1.             Kythera Biopharmaceuticals Australia PTY LTD, a company organized under the laws of Australia.

c/o Blake Dawson, Level 26, 181 William Street, Melbourne, VIC 3000 Australia

2.             Kythera Biopharmaceuticals (Europe) Limited, a company organized under the laws of England and Wales.

21 St. Thomas Street, Bristol BS1 6JS UK

PRIOR NAMES

Bulldog Corp.

Dermion, Inc.

AESTERx, Inc.

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:
Current	Contact Name:	John Smither	Contact Name:	Joseph T. Amoroso,
Headquarters	Address:	27200 West Agoura Rd.,		President of Manager
(Location 1)		Suite 200	Company Name:	27200 Associates, LLC, a
	City, State, Zip:	Calabasas, CA 91301		California Limited Liability
	Phone:	XXXXX		Company
	Fax:	XXXXX	Address:	27200 Agoura Rd., Suite 200
			City, State, Zip:	Calabasas, CA 91301
			Phone:	XXXXX
			Fax:	XXXXX